UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

ECOLAB INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and

Your Vote Counts! ECOLAB INC. You invested in ECOLAB INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2025. Vote Virtually at the Meeting* May 8, 2025 12:30 p.m. Central Time Virtually at: www.virtualshareholdermeeting.com/ECL2025 *Please refer to the Proxy Statement for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V65986-P24641 Get informed before you vote We encourage you to access and review the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online OR you can request a free paper or email copy of the material(s) prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting Vote by May 7, 2025 11:59 PM ET. For shares held in a Plan, vote by May 5, 2025 11:59 PM ET. ECOLAB INC. CORPORATE SECRETARY 1 ECOLAB PLACE ST. PAUL, MN 55102-2739

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials, which contain important information and are available on the Internet. Please follow the instructions on the reverse side to view the proxy materials and to vote these important matters.

| **Voting Items** | | **Board Recommends** |
|---|---|---|
| 1. | Election of Directors. | |
| | **Nominees:** | |
| 1a. | Judson B. Althoff | For |
| 1b. | Shari L. Ballard | For |
| 1c. | Christophe Beck | For |
| 1d. | Michel D. Doukeris | For |
| 1e. | Eric M. Green | For |
| 1f. | Marion K. Gross | For |
| 1g. | Michael Larson | For |
| 1h. | David W. MacLennan | For |
| 1i. | Tracy B. McKibben | For |
| 1j. | Lionel L. Nowell III | For |
| 1k. | Victoria J. Reich | For |
| 1l. | Suzanne M. Vautrinot | For |
| 1m. | John J. Zillmer | For |
| 2. | Approve, on an advisory basis, the compensation of our named executive officers disclosed in the Proxy Statement. | For |
| 3. | Ratify the appointment of PricewaterhouseCoopers LLP as Ecolab's independent registered public accounting firm for the current year ending December 31, 2025. | For |
| 4. | Approve amendment to the Ecolab Inc. Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware Law. | For |

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